SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 5, 1996

                                  Barefoot Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Delaware                         0-19602                   31-1265715
 ---------------                 ----------------          -------------------
 (State or other                 (Commission File             (IRS Employer
 jurisdiction of                     Number)               Identification No.)
 incorporation)


            450 West Wilson Street Bridge Road, Columbus, Ohio  43085
            ------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (614) 846-1800


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




                               Page 1 of 67 Pages.
                         Index to Exhibits is on Page 5.

Item 1.  Changes in Control of Registrant.

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.  Bankruptcy or Receivership.

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.  Other Events.

     On November 5, 1996, Barefoot Inc. (the "Registrant") and ServiceMaster Limited Partnership ("ServiceMaster") issued a joint press release, a copy of which is included herewith as Exhibit 99.1 (the "Press Release"). The press release describes the execution of an Acquisition Agreement (the "Acquisition Agreement"), dated December 5, 1996, a copy of which is included herewith as
Exhibit 2.1, and a Plan and Agreement of Merger (the "Agreement of Merger"), dated December 5, 1996, a copy of which is attached hereto as Exhibit 2.2. The Acquisition Agreement and the Agreement of Merger contain the terms and conditions of a proposed business combination between the Registrant and ServiceMaster.

     On December 4, 1996, the Board of Directors of the Registrant authorized the amendment of the Rights Agreement (the "Rights Agreement"), dated as of April 11, 1995, between the Registrant and National City Bank (the "Rights Agent"), for the purpose of preventing the stock purchase rights under the Rights Agreement from becoming exercisable as a result of the transactions contemplated under the Acquisition Agreement and the Agreement of Merger. On December 10, 1996, an agreement amending the Rights Agreement (the "Amendment Agreement") was executed by the Rights Agent and the Registrant. The Amendment Agreement is attached hereto as Exhibit 99.2.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements and Exhibits.

                  (a) - (b)         None required.

                  (c)               Exhibits.

Exhibit Number       Description                                       Page No.
--------------       -----------                                       --------

  2.1      Acquisition Agreement dated December 5, 1996                  9-60
  2.2      Plan and Agreement of Merger dated December 5, 1996          61-67
 99.1      Press Release dated November 12, 1996                        68-69
 99.2      Amendment Agreement dated December 10, 1996                  70-71

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           BAREFOOT INC.



Date: December 10, 1996                    By: /s/ Michael R. Goodrich
                                               _________________________________
                                                   Michael R. Goodrich
                                                   Vice President of Finance

                                INDEX TO EXHIBITS


Exhibit Number                      Description                        Page No.
--------------                      -----------                        --------


    2.1            Acquisition Agreement dated December 5, 1996          9-60
    2.2            Plan and Agreement of Merger dated
                   December 5, 1996                                     61-67
   99.1            Press Release dated November 12, 1996                68-69
   99.2            Amendment Agreement effective date
                   December 5, 1996                                     70-71